Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2014
Income Taxes [Text Block]
7.	INCOME TAXES

Income (loss) before Income Tax Expense

Income (loss) before income tax expense by jurisdiction for the fiscal years ended March 31, 2012, 2013 and 2014 was as follows:

	2012		2013	2014
	(in millions)
Domestic income	¥1,037,891		¥898,596	¥1,012,551
Foreign income (loss)	(187,949	)(1)	517,275	407,892

Total	¥849,942		¥1,415,871	¥1,420,443

Note:

(1)	An other-than-temporary impairment loss of Morgan Stanley’s common stock was included in Foreign income (loss). See Note 2 for further details of an other-than-temporary impairment loss of Morgan Stanley’s common stock.

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense for the fiscal years ended March 31, 2012, 2013 and 2014 was as follows:

	2012	2013	2014
	(in millions)
Current:
Domestic	¥156,764	¥102,357	¥243,648
Foreign	79,313	60,609	102,316

Total	236,077	162,966	345,964

Deferred:
Domestic	171,889	122,804	(5,523)
Foreign	21,225	10,250	(2,524)

Total	193,114	133,054	(8,047)

Income tax expense	429,191	296,020	337,917
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	116,997	336,531	96,422
Derivatives qualifying for cash flow hedges	235	2,217	(235)
Defined benefit plans	(66,573)	43,213	69,515
Foreign currency translation adjustments	13,230	18,537	51,414

Total	63,889	400,498	217,116

Total	¥493,080	¥696,518	¥555,033

On November 30, 2011, the Japanese Diet enacted two tax related laws: “Amendment to the 2011 Tax Reform” and “Special Measures to Secure the Financial Resources to Implement the Restoration from The Great East Japan Earthquake.” The changes under the new laws include a limitation on the use of net operating loss carryforwards to 80% of taxable income, a two-year increase in the carryforward period of certain net operating loss carryforwards to a nine-year period, and an approximately 5% reduction in the effective statutory rate of corporate income tax from 40.6% to 35.6%. While the reduction in the effective statutory rate was effective for fiscal years beginning on or after April 1, 2012, a temporary surtax levied on corporate income taxes to fund the earthquake recovery efforts caused the effective statutory rate of corporate income tax to be approximately 38.0% for the three year period between April 1, 2012 and March 31, 2015. The change in tax laws resulted in an increase of ¥77,997 million in income tax expense for the fiscal year ended March 31, 2012.

On March 20, 2014, the Japanese Diet enacted the “2014 Tax Reform” which terminated the temporary surtax levied on corporate income taxes one year earlier than the change in tax law on November 30, 2011 as described above. As a result, the effective statutory rate of corporate income tax for the fiscal year ending March 31, 2015 was set at approximately 35.6%. The change in tax law resulted in an increase of ¥16,687 million in income tax expense for the fiscal year ended March 31, 2014.

The MUFG Group has changed to filing on a consolidated basis for corporate income taxes within Japan beginning with the fiscal year ending March 31, 2015. A consolidated basis for corporate income taxes results in the reporting of taxable income or loss based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 40.6% for the fiscal year ended March 31, 2012 and approximately 38.0% for the fiscal years ended March 31, 2013 and 2014. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2012, 2013 and 2014 is as follows:

	2012	2013		2014
Combined normal effective statutory tax rate	40.6%	38.0%		38.0%
Nondeductible expenses	0.2	0.1		0.2
Dividends from foreign subsidiaries	0.1	0.0		0.0
Foreign tax credit and payments	(2.1)	(0.8)		(0.6)
Lower tax rates applicable to income of subsidiaries	(0.5)	(0.5)		(0.4)
Change in valuation allowance	2.3	(7.3)		(12.4)
Realization of previously unrecognized tax effects of subsidiaries	0.0	(10.7	)(1)	(0.1)
Nontaxable dividends received	(3.4)	(2.3)		(3.3)
Undistributed earnings of subsidiaries	0.2	1.5		0.5
Tax and interest expense for uncertainty in income taxes	0.1	(0.1)		—
Expiration of loss carryforward	4.8	2.1		—
Effect of changes in tax laws	9.1	—		1.2
Other—net	(0.9)	0.9		0.7

Effective income tax rate	50.5%	20.9%		23.8%

Note:

(1)	In April 2012, one of the wholly-owned subsidiaries of BTMU was liquidated. The liquidation resulted in the realization of tax benefits that were not previously recognized as deferred tax assets, resulting in a ¥151,309 million reduction of income tax expense and a 10.7% reduction in the effective tax rate for the fiscal year ended March 31, 2013.

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2013 and 2014 were as follows:

	2013	2014
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥774,612	¥650,069
Operating loss carryforwards	106,856	102,260
Loans	14,360	7,632
Accrued liabilities and other	355,337	309,327
Premises and equipment, including sale-and-leaseback transactions	102,217	94,652
Derivative financial instruments	64,583	94,514
Accrued severance indemnities and pension plans	164,797	44,810
Valuation allowance	(483,006)	(308,561)

Total deferred tax assets	1,099,756	994,703

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	488,728	574,807
Intangible assets	104,736	159,330
Lease transactions	54,025	77,542
Other	64,806	74,471

Total deferred tax liabilities	712,295	886,150

Net deferred tax assets	¥387,461	¥108,553

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The amount of valuation allowance is determined based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.

For the fiscal year ended March 31, 2014, the MUFG Group recorded a valuation allowance release, on the basis of management’s reassessment of the amount of its deferred tax assets that were more likely than not to be realized. As of March 31, 2014, management considered new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets.

Among others, a release of valuation allowance of ¥91,070 million was due to the application of the consolidated corporate-tax system beginning with the fiscal year ending March 31, 2015. This is because MUFG would be able to utilize income in more profitable subsidiaries to realize the benefit of net operating loss carryforwards and existing deductible temporary differences recorded at MUFG. Management believes that the net operating loss carryforwards related to corporate taxes will be fully utilized by the application of the consolidated corporate-tax system.

Among others, a release of valuation allowance of ¥45,922 million was due to the profitability improvement of a certain subsidiary. Management considered various factors, including the improved operating performance and cumulative operating results over the prior several years of the subsidiary as well as the outlook regarding prospective operating performance of the subsidiary, and determined that sufficient positive evidence exists as of March 31, 2014, to conclude that it is more likely than not that additional deferred tax assets would be realizable.

For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2013 and 2014 to the extent that it is more likely than not that they will not be realized.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2013 and 2014, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥28,644 million and ¥37,498 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Operating Loss and Tax Credit Carryforwards

At March 31, 2014, the MUFG Group had operating loss carryforwards for corporate tax of ¥302,033 million and tax credit carryforwards of ¥6,442 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2015	¥1,808	¥579
2016	—	47
2017	—	27
2018	31,619	52
2019	6,412	56
2020	34,370	96
2021 and thereafter	216,288	3,900
No definite expiration date	11,536	1,685

Total	¥302,033	¥6,442

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2012, 2013 and 2014:

	2012	2013		2014
	(in millions)
Balance at beginning of fiscal year	¥61,297	¥58,588		¥30,956
Gross amount of increases for current year’s tax positions	455	366		439
Gross amount of decreases for current year’s tax positions	(339)	(49)		—
Gross amount of increases for prior years’ tax positions	2,887	2,765		333
Gross amount of decreases for prior years’ tax positions	(312)	(35,119	)(1)	(25,318	)(2)
Net amount of changes relating to settlements with tax authorities	(2,515)	760		(244)
Decreases due to lapse of applicable statutes of limitations	(1,123)	—		—
Foreign exchange translation and others	(1,762)	3,645		7,827

Balance at end of fiscal year	¥58,588	¥30,956		¥13,993

Notes:

(1)	The decrease was primarily because, during the fiscal year ended March 31, 2013, the MUFG Group closed an examination with U.S. tax authorities on issues related to prior years’ tax positions.
(2)	The decrease related to prior year tax positions is primarily from the resolution of uncertain tax positions in the U.S. for both federal income taxes and California state tax.

The total amount of unrecognized tax benefits at March 31, 2012, 2013 and 2014 that, if recognized, would affect the effective tax rate are ¥9,170 million, ¥9,632 million and ¥3,570 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2012, 2013 and 2014:

	2012	2013	2014
	(in millions)
Balance at beginning of fiscal year	¥7,033	¥6,934	¥4,528
Total interest and penalties in the consolidated statements of income	27	(2,975)	(698)
Total cash settlements, foreign exchange translation and others	(126)	569	2,116

Balance at end of fiscal year	¥6,934	¥4,528	¥5,946

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2013 and forward
United States—Federal	2007 and forward
United States—California	2009 and forward
Thailand	2009 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥3.0 billion during the next twelve months, since resolved items will be removed from the balance whether their resolution results in payment or recognition.